Summary Prospectus

dated March 3, 2016

1290 DoubleLine Dynamic Allocation Fund – Class A (TNXAX), I (TNVDX) and

R (TNYRX) Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s current Prospectus and Statement of Additional Information (“SAI”), dated March 3, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com.

Investment Objective: Seeks to achieve total return from long-term capital appreciation and income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 DoubleLine Dynamic Allocation Fund	Class A Shares		Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.50%		None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None		None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 DoubleLine Dynamic Allocation Fund	Class A Shares	Class I Shares	Class R Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.50%
Other Expenses[2]	0.81%	0.81%	0.81%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.88%	1.63%	2.13%
Fee Waiver and/or Expense Reimbursement[3]	-0.56%	-0.56%	-0.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32%	1.07%	1.57%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class A shares, Class I shares, and Class R Shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2017.

1290 Funds	About the Fund	1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$677	$1,057
Class I Shares	$109	$459
Class R Shares	$160	$613

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus, and therefore, its turnover rate during the most recent fiscal year is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Fund will invest in a diversified range of securities and other financial instruments, including derivatives, which provide investment exposure to equity and fixed income investments. The Fund will maintain a strategic, or typical, allocation of approximately 60% of its net assets to equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% of its net assets to fixed income securities (or financial instruments that provide investment exposure to such securities). The Fund employs a dynamic asset allocation strategy by periodically shifting allocations among asset classes and market sectors based on market opportunities. The Fund will tactically shift portfolio weightings among, and within, each asset class both to take advantage of changing market opportunities for capital appreciation and in response to changing market risk conditions. The Fund’s asset allocation will be based on an assessment of short- and long-term macroeconomic themes and an analysis of sector fundamentals and relative valuation.

The Fund’s equity allocation may range from 40% to 70% of the Fund’s net assets, and the Fund’s fixed income allocation may range from 30% to 60% of the Fund’s net assets. The Fund may gain or adjust exposure to each asset class through investments in individual securities or through other instruments, including derivatives. The Fund may invest in companies of any size and may invest without limit in foreign securities, including emerging market securities.

Equity Allocation. The Fund’s equity allocation will consist of an actively-managed growth strategy (“Active Allocated Portion”) and a value strategy that seeks to track the performance of a particular index (“Index Allocated Portion”). Within the Fund’s equity allocation, the Fund may shift its allocation to the Active Allocated Portion and the Index Allocation Portion within a range of approximately 33% to 67% of the Fund’s net assets in the equity allocation.

The Fund’s equity allocation will consist primarily of common stocks, preferred stocks, securities convertible into common or preferred stock, rights or warrants to purchase common or preferred stock, and securities of other investment companies and exchange-traded funds (“ETFs”). The Fund may also invest in foreign companies in the form of American Depositary Receipts, American Depositary Shares, and other similar securities.

Equity Allocation — Active Allocated Portion. The Active Allocated Portion will consist of a portfolio of approximately 35-50 growth stocks across a range of market capitalizations and sectors. DoubleLine Capital LP (the “Sub-Adviser” or “DoubleLine”) will actively manage the Active Allocated Portion using a “bottom up” approach, which involves analyzing the individual attributes of a company, to identify attractive growth prospects. The Sub-Adviser uses quantitative and qualitative criteria to screen companies for favorable characteristics. Companies identified through this screening process are then subjected to fundamental analysis of a company’s growth prospects, considering factors such as sustainable competitive advantage, management team and significant ownership by management, capital efficient business model, and other factors affecting a company and its market sectors. The Fund may invest in companies that do not have publicly-traded securities but that the Sub-Adviser determines represent attractive growth investments, such as companies that are relatively newly-formed, may represent attractive acquisition targets for more-established companies, or may be contemplating an initial public offering of their shares in the future.

Equity Allocation — Index Allocated Portion. With respect to the Index Allocated Portion, the Fund will use derivatives, or a combination of derivatives, ETFs and/or direct investments, to provide a return that tracks closely the performance of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”). The Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® (Cyclically Adjusted Price Earnings) ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon. The Index allocates an equal weight to four U.S. sectors that are undervalued, as determined by the modified CAPE® ratio. Each U.S. sector is represented by a sector ETF. Each month, the Index ranks ten U.S. sectors based on the modified CAPE® ratio and a twelve-month price momentum factor. The Index selects the five U.S. sectors that are the most undervalued according to the modified CAPE® ratio. Only four of these five undervalued sectors, however, end up in the Index for a given month, as the sector with the worst twelve-month price momentum among the five selected sectors is eliminated.

The Fund may enter into swap transactions, primarily total return swaps, or futures transactions designed to provide a return approximating the Index’s return. The pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index, including the limited availability of the Index. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives. As a result, certain

2	About the Fund	1290 Funds

derivatives along with other investments will create investment leverage in the Fund’s portfolio. In certain cases in which such derivatives may be unavailable or the pricing of those derivatives may be unfavorable, the Fund may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index.

Fixed Income Allocation. The Fund’s fixed income allocation will consist of fixed income instruments including, but not limited to, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations, foreign and domestic corporate obligations (including foreign hybrid securities); commercial and residential mortgage-backed securities; asset-backed securities; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers; bank loans and assignments; inverse floaters and interest-only and principal-only securities; inflation-indexed bonds; and other securities bearing fixed or variable interest rates of any maturity.

The Fund may invest in fixed income securities of any credit quality, including below investment grade securities (commonly known as “junk bonds”). Securities rated below investment grade include those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. or BB+ or lower by Fitch Ratings Ltd. or Standard & Poor’s Ratings Services or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by 1290 Asset Managers (the “Adviser”) or the Sub-Adviser to be of comparable quality. The Fund may also invest to a limited extent in debt obligations of distressed companies, including companies that are close to or in default when, for example, the Sub-Adviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality.

The Sub-Adviser will actively manage asset class exposure with the fixed income allocation using “bottom up” securities selection, and will attempt to exploit inefficiencies within the subsectors of the fixed income market. The Sub-Adviser uses a controlled risk approach in managing the Fund’s fixed income investments, which includes consideration of:

•	Security selection within a given asset class

•	Relative performance of the various market sectors and asset classes

•	The rates offered by bonds at different maturities

•	Fluctuations in the overall level of interest rates

Under normal market conditions, the weighted average effective duration of the Fund’s fixed income allocation will be no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the duration of the Fund’s fixed income portfolio adjusted for the anticipated effect of interest rate changes on pre-payment rates. The effective duration of the Fund’s fixed income investments may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund’s fixed income investments will meet its target.

Other Investments. In implementing its dynamic allocation investment strategy, the Fund may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Fund’s exposure to certain asset classes. The Fund may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Fund also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure.

The Fund may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Fund’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Sub-Adviser will use derivatives to manage the Fund’s exposure to different asset classes, the Fund’s use of derivatives may be substantial. The Fund’s investments in derivatives may involve the use of leverage because the Fund is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Fund’s investments in derivatives may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Fund’s gain or loss. It is not generally expected, however, that the Fund will be leveraged by borrowing money for investment purposes. The Fund generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Fund’s net asset value or below 0%. The Fund may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Fund’s obligations under derivative transactions.

The Fund may invest in other investment companies, including ETFs, in seeking to carry out the Fund’s investment strategies. Such investments may include investment companies sponsored or managed by the Sub-Adviser and its affiliates. The Fund also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser and its affiliates. The Fund’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. As such, the Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Fund is thus subject to counterparty risk and credit risk with respect to these arrangements.

1290 Funds	About the Fund	3

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Fund’s investment manager may consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.

Counterparty Risk: The Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly or at all with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Securities of distressed companies may be less liquid and are generally more likely to become worthless than the securities of more financially stable companies. If the issuer of a security held by the Fund defaults, the Fund may experience significant losses on the security, which may lower the Fund’s net asset value. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. Investments in emerging markets are more susceptible to loss than investments in developed markets. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

4	About the Fund	1290 Funds

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Futures Contracts Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Fund to leveraging risk.

Index Strategy Risk: The Fund may use a synthetic replication process to implement its index strategy, in which the Fund relies on derivatives such as swaps and futures designed to provide a return approximating the Index’s return. These derivatives are agreements between the Fund and a counterparty to pay the Fund the return of the index, subjecting the Fund to counterparty risk. There is the risk that (i) the performance of derivatives related to an index may not correlate with the performance of the Index and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative transactions whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Additionally, in cases where derivatives may be unavailable, the Fund may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index. If the Fund invests directly in the securities comprising the Index, those assets will be unavailable for other investments. The Fund may not invest in all of the securities in the Index. Also, the Fund’s fees and expenses will reduce the Fund’s returns. Cash flow into and out of the Fund, portfolio transaction costs, changes in the securities that comprise the Index, and the Fund’s valuation procedures also may affect the Fund’s performance. There can be no assurance that the performance of the index strategy will match that of the Index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of the Fund’s debt securities generally rises. Conversely, when interest rates rise, the value of the Fund’s debt securities generally declines. A fund with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to the Fund.

Inverse Floaters Risk: Inverse floaters are fixed income securities with a floating or variable rate of interest. Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices, and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality by the Adviser or the Sub-Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk: The Fund may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth

1290 Funds	About the Fund	5

stocks also may increase the volatility of the Fund’s share price. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. For example, the Fund may take on leveraging risk when it engages in derivatives transactions, (such as futures and options investments) invests collateral from securities loans or borrows money. The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the other investments. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Fund may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Fund.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: The Fund’s investments in mid- small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Mortgage-Related and Other Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

New Fund Risk: The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, and Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

6	About the Fund	1290 Funds

Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Management Risk: The risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Preferred Securities Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Privately Placed and Restricted Securities Risk: Privately placed securities are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of taxable income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Risk of Investing in Other Investment Companies: To the extent the Fund invests in other investment companies, including ETFs, it will indirectly bear fees and expenses charged by those investment companies, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the underlying funds and the market values of the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which the underlying funds and ETFs invest and the ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the underlying funds and ETFs to meet their objectives. The Fund, the underlying funds and ETFs are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Fund invests in underlying funds and ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. With respect to the Fund’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Sector Concentration Risk: To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

1290 Funds	About the Fund	7

Risk/Return Bar Chart and Table

The Fund is newly offered. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2016
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2016

Sub-Adviser: DoubleLine Capital LP

Portfolio Manager: The individuals primarily responsible for the day-to-day investment decisions of the Fund are:

Name	Title	Date Began Managing the Fund
Jeffrey E. Gundlach	Chief Executive Officer and Chief Investment Officer of DoubleLine	March 2016
Philip A. Barach	President of DoubleLine	March 2016
R. Brendt Stallings	Portfolio Manager of DoubleLine	March 2016

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate management fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone
1-888-310-0416, by overnight mail (1290 Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton,
MA 02021-2809), or by mail (1290 Funds, PO Box 8947, Boston, MA 02266-8947). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	I Class	R Class
Minimum Initial Investment	$2,000 for all accounts except: • $1,000 for certain fee-based programs • $1,000, if establishing an Automatic Bank Draft Plan • No minimum for certain employer-sponsored retirement plans

$1,000,000 for certain institutions and individuals

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund

No minimum
Minimum Additional Investment	$100 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax, as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	About the Fund	1290 Funds